EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Georgia-Carolina Bancshares, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, Remer Y. Brinson, III, President and Chief Executive Officer of the Company, and Thomas J. Flournoy, Senior Vice President and Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

                /s/ Remer Y. Brinson, III

Remer Y. Brinson, III

President and Chief Executive Officer

March 7, 2014

/s/ Thomas J. Flournoy

Thomas J. Flournoy

Senior Vice President and Chief Financial Officer

March 7, 2014